Exhibit 10.1

AGREEMENT FOR MODIFICATION OF LEASE

AND VOLUNTARY SURRENDER OF PREMISES

This Agreement for Modification of Lease and Voluntary Surrender of Premises (this “Agreement”) is made and entered into as of September 20, 2023 (the “Effective Date”), by and between ARE-SAN FRANCISCO NO. 63, LLC, a Delaware limited liability company (“Landlord”), and ATRECA, INC., a Delaware corporation (“Tenant”), with reference to the following:

RECITALS

A.            Pursuant to that certain Lease Agreement dated as of July 17, 2019 (the “Original Lease”), as amended by that certain letter agreement dated as of August 24, 2020 (as amended, the “Lease”), Tenant leases from Landlord certain premises containing approximately 99,557 rentable square feet (the “Premises”) in that certain building located at 835 Industrial Road, San Carlos, California, as more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B.            The Term of the Lease is scheduled to expire on April 30, 2033 (the “Scheduled Expiration Date”).

C.            Tenant and Landlord desire, subject to the terms and conditions set forth below, to accelerate the expiration date of the Term of the Lease.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.            Modification of Lease. Landlord and Tenant hereby agree as follows:

a.	The Scheduled Expiration Date shall be accelerated to the date (as applicable, the “Termination Date”) that is the earlier of (i) April 30, 2024 (the “Outside Termination Date”), and (ii) such earlier date that Landlord elects to terminate the Lease after the Early Vacate Date (as defined below), pursuant to the Accelerated Termination Right (as defined below) with respect to all or any portion of the Premises.

b.	Notwithstanding anything to the contrary contained in this Agreement, Landlord shall have the right (“Accelerated Termination Right”) any time during the Option Period (as defined below), by delivery of not less than 2 business days’ advance written notice to Tenant (“Accelerated Termination Notice”), to further accelerate the Termination Date with respect to all or any portion of the Premises to a date prior to the Outside Termination Date, whereupon the term of the Lease shall automatically terminate on the date specified in such Accelerated Termination Notice (which shall in no event be earlier than the date that is 2 business days after Landlord’s delivery to Tenant of the Accelerated Termination Notice).

c.	From and after the Termination Date, Tenant’s Re-Occupancy Right (as defined below) with respect to the Premises shall automatically lapse.

d.	Notwithstanding anything to the contrary contained in the Lease or this Agreement, to the extent that Landlord has not exercised the Accelerated Termination Right, Tenant shall have the option to elect to vacate the Premises any time during the period commencing on November 30, 2023 (the “Option Period Commencement Date”), through the day immediately preceding the Outside Termination Date (the “Option Period”). Landlord and Tenant acknowledge and agree that Tenant elected to vacate the Premises as of 11:59 PM Pacific time on November 30, 2023 (the “Early Vacate Date”).

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e.	If Tenant vacates the Premises on the Early Vacate Date in accordance with the terms of Section 2 below, then so long as Tenant does not elect to exercise its Re-Occupancy Right, Tenant shall not be required to pay any Base Rent, Operating Expenses, Additional Tenant Improvement Allowance or any other recurring monthly financial obligations arising under the Lease, for the period commencing on the Early Vacate Date through the Termination Date.

f.	If, notwithstanding Tenant’s election above with respect to the Early Vacate Date, Tenant does not vacate the Premises by the Early Vacate Date, then from and after the Early Vacate Date through the Termination Date, Tenant shall pay Base Rent, Operating Expenses and all other obligations of Tenant under the Lease with respect to the Premises.

2.            Option to Early Vacate. Landlord and Tenant hereby agree, subject to Tenant’s satisfaction (or Landlord’s waiver) of all of the terms and conditions set forth in this Agreement and subject to Tenant’s Re-Occupancy Right (defined below), that (a) Tenant shall, on the Early Vacate Date, voluntarily quit and vacate the Premises in the condition required by the Lease; provided, however, Tenant shall not have any removal or restoration obligations with respect to any Installations, cabling/wiring or signage, (b) commencing on the Early Vacate Date, and so long as Tenant does not elect to exercise its Re-Occupancy Right, Tenant shall have no right to enter, use, sublease or occupy the Premises, (c) commencing on the Early Vacate Date and continuing through and until the Termination Date, Tenant agrees to cooperate with Landlord, which cooperation shall include, without limitation, Tenant’s provision to Landlord and Landlord’s employees, agents, contractors and invitees (each, a “Landlord Party”), full access to the Premises (“Landlord’s Access Right”), without cost, expense or liability to Tenant, (d) Tenant hereby waives any and all claims against Landlord and any other Landlord Party in connection with the exercise of Landlord’s Access Right (including, without limitation, any claim for rent abatement) except to the extent caused by Landlord’s or any Landlord Party’s willful misconduct or negligence, and (e) all other terms and conditions contained within the Lease regarding surrender and vacating the Premises shall remain in full force and effect.

3.            Landlord Alteration Work. From and after the Early Vacate Date and continuing through and until the Termination Date, Landlord shall have the option to undertake construction and/or alterations with respect to the Premises (the “Landlord Alteration Work”), and Landlord’s Access Right shall include the right to access the Premises to perform such Landlord Alteration Work (“Landlord’s Alteration Right”). Notwithstanding anything to the contrary contained in the Lease (as amended hereby), any Landlord Alteration Work shall be without cost, expense or liability to Tenant (except to the extent such cost, expense or liability is caused by Tenant or any Tenant Parties). Notwithstanding the foregoing, if Tenant has exercised its Re-Occupancy Right with respect to the Premises, Landlord’s right to continue to access the Premises pursuant to Landlord’s Access Right and perform the Landlord Alteration Work shall terminate effective as of the Re-Occupancy Date.

4.            Lease Modification Payment. In consideration of Landlord’s agreement to enter into this Agreement, Tenant shall pay to Landlord an amount equal to $5,115,038.40 (the “Lease Modification Payment”). The Lease Modification Payment shall be paid as follows:

a.	Letter of Credit Draw. Landlord shall have the right to draw down the full amount of the letter of credit that Landlord is holding pursuant to Section 6 of the Original Lease in the amount of $1,115,038.40 (the “Letter of Credit”) and retain the funds on or after the Effective Date, and

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b.	Payment. Tenant shall deliver the remainder of the Lease Modification Payment in cash in the amount of $4,000,000.00 to Landlord concurrent with Tenant’s delivery to Landlord of a copy of this Agreement signed by Tenant.

Tenant shall cooperate in all respects with Landlord to enable Landlord to draw the full amount of the Letter of Credit, including, without limitation, providing written authorization to the bank holding the Letter of Credit to process Landlord’s draw request. Notwithstanding anything to the contrary contained in this Agreement, if Tenant does not surrender the Premises on or before the Termination Date in strict accordance with the terms of this Agreement, the Term of the Lease shall nonetheless terminate on the Termination Date and the holdover provisions of the Lease shall apply. Notwithstanding anything to the contrary contained in the Lease, Tenant shall have no further right to extend the Term of the Lease, and the Term of the Lease shall terminate on the Termination Date.

5.            Base Rent and Operating Expenses. Subject to Section 1(e) above, Tenant shall be responsible for the payment of all Base Rent, Operating Expenses and any other obligations due under the Lease through the Termination Date. Tenant shall not be required to pay Base Rent, Operating Expenses or any other recurring monthly financial obligations arising under the Lease for any period following the Termination Date so long as Tenant surrenders the Premises in strict compliance with this Agreement and the Lease (as modified herein), and Tenant is not in breach hereof or under the Lease.

6.            Termination and Surrender. Tenant shall voluntarily surrender the Premises as provided in this Agreement. Tenant agrees to cooperate reasonably with Landlord in all matters, as applicable, relating to surrendering the Premises in accordance with the surrender requirements set forth in this Agreement and the Lease and in the condition required pursuant to the Lease as modified herein. After the Termination Date, Tenant shall have no further rights of any kind with respect to the Premises. Notwithstanding the foregoing, as provided in Section 8 hereof and subject to the terms hereof, those provisions of the Lease which, by their terms, survive the termination of the Lease shall survive the surrender of the Premises and termination of the Lease provided for herein.

7.            Tenant’s Re-Occupancy Right. If Tenant has elected to vacate the Premises and vacated the Premises in accordance with this Agreement, then, any time following the Early Vacate Date and prior to the Termination Date, Tenant may, upon 15 days’ prior written notice to Landlord (such notice, the “Re-Occupancy Notice”), elect to re-occupy all or any portion of the Premises, with such re-occupancy commencing on the date set forth in the Re-Occupancy Notice (the “Re-Occupancy Date”) and continuing through and until the Termination Date (such option, the “Re-Occupancy Right”). In the event that Tenant elects to exercise its Re-Occupancy Right pursuant to this Section 7, Tenant acknowledges and agrees that the following shall apply and shall be conditions thereto:

a.            Tenant shall accept the Premises in its then-current “AS IS” condition on the Re-Occupancy Date, which Tenant acknowledges may be a condition different than the condition of the Premises that existed as of the Early Vacate Date;

b.            Concurrently with Tenant’s delivery of the Re-Occupancy Notice and notwithstanding Tenant’s payment of the Lease Modification Payment to Landlord and Landlord’s application of the Security Deposit as provided in Section 4(a) above, Tenant shall deliver funds to Landlord equal to the amount of Base Rent and Operating Expenses and all other amounts that would have been payable under the Lease for the Premises for the period commencing on December 1, 2023 through the Re-Occupancy Date but for the abatement provided for in Section 1(e) above;

c.            Tenant shall be deemed to have waived any and all claims against Landlord and any other Landlord Party in connection with any exercise of Landlord’s Access Right, Landlord’s Alteration Right and any construction or alterations made in connection therewith (including, without limitation, any claim for rent abatement). Following Tenant’s exercise of its Re-Occupancy Right, Landlord’s Access Right under this Agreement shall terminate as of the Re-Occupancy Date; and

d.            Tenant’s re-occupancy of the Premises shall be subject to all of the terms and conditions of the Lease (as amended hereby), including, without limitation, the Accelerated Termination Right and Tenant’s obligation to pay Base Rent, Operating Expenses and any other obligations of Tenant under the Lease with respect to the Premises through the Outside Termination Date.

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8.            No Further Obligations. Subject to the provisions of Section 2 above, Landlord and Tenant each agree that the other is excused following the Termination Date from any further obligations under the Lease with respect to the Premises, excepting only such obligations under the Lease which are, by their terms, intended to survive termination of the Lease, except that Landlord and Tenant acknowledge and agree that there shall be no further reconciliation of Operating Expenses under the Lease. In addition, nothing herein shall be deemed to limit or terminate any common law or statutory rights Landlord may have with respect to Tenant in connection with any hazardous materials or for violations of any governmental requirements or requirements of applicable law. Nothing herein shall excuse Tenant from its obligations under the Lease, as modified by this Agreement, prior to the Termination Date.

9.            Personal Property. Landlord and Tenant hereby agree that, as consideration for entering into this Agreement, Tenant shall transfer certain furniture, fixtures and equipment to Landlord pursuant to a Bill of Sale and Assignment in the form attached hereto as Exhibit A. Subject to the immediately prior sentence, any personal property of Tenant remaining in the Premises after the Termination Date is hereby agreed to be abandoned by Tenant and may be disposed of by Landlord, in Landlord’s sole discretion, without obligation or liability of any kind to Tenant.

10.            Tenant’s Notice Address. Any notice given by Landlord to Tenant following the Termination Date may be delivered by (i) reputable overnight courier, or (ii) hand delivery with signature confirming receipt to the following address:

Atreca, Inc.
c/o Cooley LLP
11951 Freedom Drive, Suite 1400
Reston, Virginia 20190
Attention: John G. Lavoie, Esq.

As a courtesy only, Landlord shall endeavor to email notices to the email addresses below, but Landlord’s failure to email such notices shall in no event constitute a default by Landlord or a failure by Landlord to deliver the applicable notice to Tenant:

John Lavoie - jlavoie@cooley.com

Courtney Phillips - cphillips@atreca.com

11.          Acknowledgment. Tenant acknowledges that it has read the provisions of this Agreement, understands them, and is bound by them. Time is of the essence in this Agreement.

12.          No Assignment. Tenant represents and warrants that Tenant has not assigned, mortgaged, subleased, pledged, encumbered or otherwise transferred any interest in the Lease and that Tenant holds the interest in the Premises as set forth in the Lease as of the date of this Agreement.

13.          No Modification. This Agreement may not be modified or terminated except in writing signed by all parties.

14.          Successors and Assigns. The covenants and agreements herein contained shall inure to the benefit and be binding upon the parties and their respective successors and assigns.

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15.            Attorneys’ Fees. In the event of a dispute between the parties, the prevailing party shall be entitled to have its reasonable attorneys’ fees and costs paid by the other party. Each party shall be responsible for its own costs and legal fees in connection with the negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

16.            Reimbursement of Landlord’s Fees. Tenant shall reimburse Landlord for the reasonable out-of-pocket costs incurred by Landlord in connection with preparation and negotiation of this Agreement within 30 days after Tenant’s receipt of an invoice therefor from Landlord.

17.            Choice of Law. Construction and interpretation of this Agreement shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

18.            Opportunity for Consultation. Each party represents and warrants that such party is entering into this Agreement knowingly and voluntarily and that each party has, or has had the opportunity to, review any and all aspects of this Agreement with the legal, tax or other advisor or advisors of such party’s choice prior to executing this Agreement. Each of the parties has had the opportunity to negotiate the terms, conditions and language of this Agreement. The rule of construction that ambiguities are resolved against the drafting party shall not be applied in interpreting this Agreement.

19.            OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

20.            Counterparts. This Agreement may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Agreement and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

[Signatures are on the next page]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TENANT:

ATRECA, INC.,
a Delaware corporation

By:	/s/ Herb Cross
Its:	CFO

☒ I hereby certify that the signature, name,
and title above are my signature, name and title

LANDLORD:

ARE-SAN FRANCISCO NO. 63, LLC,
a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS Corp.,
a Maryland corporation,
general partner

		By:	Kristen Childs
		Its:	Vice President - Real Estate

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Exhibit A

Bill of Sale and Assignment

THIS BILL OF SALE AND ASSIGNMENT (“Bill of Sale”) is made as of September 20, 2023, by ATRECA, INC., a Delaware corporation (“Tenant”), to ARE-SAN FRANCISCO NO. 63, LLC, a Delaware limited liability company (“Landlord”).

RECITALS

A.            Landlord and Tenant are now parties to that certain Lease Agreement dated as of July 17, 2019, as affected by that certain letter agreement dated as of August 24, 2020 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases approximately 99,557 rentable square feet (the “Premises”) in that certain building located at 835 Industrial Road, San Carlos, California, as more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B.            Landlord and Tenant have entered into that certain Agreement for Modification of Lease and Voluntary Surrender of Premises on or about the date hereof (the “Modification Agreement”). The Modification Agreement requires Tenant to convey to Landlord all of Tenant’s right, title and interest in, to and under the Personal Property (as defined below) located in the Premises in connection with Tenant’s surrender of the Premises.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tenant hereby agrees as follows:

1.	Unless the context otherwise requires, all capitalized terms used but not otherwise defined herein shall have the respective meanings provided therefor in the Lease.

2.	Tenant does hereby unconditionally, absolutely, and irrevocably grant, bargain, sell, transfer, assign, convey, set over and deliver unto Landlord on the Termination Date (as defined in the Modification Agreement) all of Tenant’s right, title and interest in and to all furniture, fixtures and equipment located within the Premises owned by Tenant as more particularly described on Schedule 1 attached hereto (collectively, the “Personal Property”). Tenant shall provide Landlord with the date(s) that Tenant acquired the Personal Property and the purchase price(s) paid by Tenant for the Personal Property.

3.	Tenant represents and warrants that its title to the Personal Property is free and clear of all liens, mortgages, pledges, security interests, prior assignments, encumbrances and claims of any nature.

4.	The conveyance herein shall be on an “AS-IS, WHERE-IS” basis without representation or warranty of any kind except as expressly set forth herein or in the Modification Agreement.

5.	This Bill of Sale shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

6.	This Bill of Sale and the legal relations of the parties hereto shall be governed by and construed and enforced in accordance with the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

7.	Tenant represents and warrants as of the date hereof that the individual signing this Bill of Sale on behalf of Tenant is authorized to do so.

IN WITNESS WHEREOF, this Bill of Sale was made and executed as of the date first above written.

TENANT:	ATRECA, INC., a Delaware corporation

By:	/s/ Herb Cross
Name:	Herb Cross
Its:	CFO

☒ I hereby certify that the signature, name, and title above are my signature, name and title

Schedule 1

Personal Property

Floor	Current Room	Room Name	Client Asset #	Item Name/ Description	MFR	Make and Model No.	Serial
3rd	3061	MB RT	LE28	Scepter Automated Cell Counter	Millipore	Scepter 2.0 Automated Cell Counter
3rd	3061	MB RT		Nikon Eclipse TS100 Microscope	Nikon	C001315B
3rd	3061	MB RT	LE131	Nikon Eclipse TS100 Microscope	Nikon
3rd	3061	MB RT	LE74	Edgertronic High Speed Camera	Edgertronic
3rd	3061	MB RT	LE109	PLATE INCUBATOR	Thermo Fisher	HERAtherm IMH180-S	41665974
3rd	3062	Reagent Prep	--	Analytical Balance, Max. 200g	Metler-Toledo	AS220.R2	422439
3rd	3062	Reagent Prep	LE60	Plate Sealer	Axygen	PlateMax	LAHSAXY-1301009
3rd	3062	Reagent Prep	--	Micro Balance	Ohaus	SPX2202	B918598367
4th	4059	ProtEng Yeast	LE122	Nikon Eclipse TS100 microscope	Nikon	Eclipse TS100
4th	4062	MB SELECTION	LE97	FACS SORTER (BD FACSJazz)	BD	BD FACS-Jazz	JZ6554900050
4th	4066	MICROSCOPY	NA		Zeiss	Axio Scan.Z1	4631001065
4th	4066	MICROSCOPY	LE369	Pannoramic Scan	3dHISTECH	Pannoramic Scan 2
4th	4066	MICROSCOPE	LE189	PO 3104-Nikon Nie Microscope system plus.	Nikon	Ni-E
4th	4066	MICROSCOPE	NA	Microscope system plus.	Nikon	DS-Ri2
4th	4074	ProtEng Upstream	LE100	PO 1484 Trinocular Microscope	Nikon	Nikon Eclipse TS100	151093
4th	4075	Tissue Culture	TOTAL 2	Microscope	NIKON	Eclipse TS2 and one TS2R
4th	4080	invitro	LE350	PO 10002 gentleMACS Octo Dissociator w/heaters	Miltenyi Biotec	gentleMACS Octo Dissociator with heaters
4th	4080	invitro		Microscope eclipse	Nikon	TS2
4th	4081	ProtEng Downstream	LE349	PO 10156 Azure C200 Imaging System	Azure	Azure C200	2101
4th	4082	Epitope ID	LE283	PO 6509 AKTA Pure L	Cytiva	AKTA Pure
4th	4082	Epitope ID	LE455	AKTA Sample pump	AKTA	Sample pump S9
4th	4082	Epitope ID	LE380	FPLC - NGC Quest™ 100 Plus Chromatography System + Comp	Bio-Rad	Bio-Rad NGC Quest™ 100 System, 7880004	center bench
4th	4082	Epitope ID	LE387	FPLC - autosampler	Teledyne CETAC	ASX-560 BIO-RAD	center bench w/NGC
4th	4082	Epitope ID	LE 374,5,6,7,8 & 436	HPLC + Autosampler + Comp - Agilent (black and white one)	Agilent	1260 Infinity II	center bench under beam
3rd	3060A	CB Facs TC	LE52	Eclipse TS100 microscope / camera / PC	Nikon	Nikon, TS100/Amazon
3rd	3059	Clean Corridor	LE98	Hoshizaki F-801MWH Ice flaker	Hoshizaki	F-801MWH	D11242F
3rd	3060	CB Facs Core	NA	4 DEG	Kenmore	Kenmore- Fridge
3rd	3060	CB Facs Core	NA	-20 DEG	Frigidaire	Frigidaire
3rd	3060	CB Facs Core	LE97	4' BSC 11-A2 (no UV)	Baker	Baker
3rd	3060	CB Facs Core	NA	FLAM CAB/large		NA
3rd	3060	CB Facs Core	LE114	4' BSC 11-A2	Baker	Baker
3rd	3061	MB RT	ATRC0880	4 DEG Refrigerator	Kenmore	--	WA44503170
3rd	3061	MB RT	--	4C Refrigerator, BIRC Supplies	Danby Products	Danby Designer	11409010050
3rd	3061	MB RT	LE126	BSC: PO 1920 - SG504 Biosafety Cabinet	Baker	SterilGARD SG 504	114055
3rd	3061	MB RT	LE16	BSC: SG503A-HE w/FlexAIR	Baker	SterilGARD SG503A-HE	107537
3rd	3061	MB RT	LE132	5' CLASS 11A (Esco Master Mix hood)	ESCO	--	--

3rd	3061	MB RT	--	Portable bench	72X30
3rd	3061	MB RT	--	Portable bench	60X30
3rd	3061	MB RT	--	Lab (Island) Bench, 48inx30in modular Unit	60X30	--	--
3rd	3061	MB RT	--	Lab (Island) Bench, 48inx30in modular Unit	60X30	--	--
3rd	3061	MB RT	--	Lab (Island) Bench, 48inx30in modular Unit	60X30	--	--
3rd	3061	MB RT	--	Lab (Island) Bench, 48inx30in modular Unit	60X30	--	--
3rd	3061	MB RT	--	Lab (Island) Bench, 48inx30in modular Unit	60X30	--	--
3rd	3061	MB RT	--	Lab (Island) Bench, 48inx30in modular Unit	48X30	--	--
3rd	3061	MB RT	--	Lab (Island) Bench, 48inx30in modular Unit	--	--	--
3rd	3061	MB RT	--	Lab (Island) Bench, 48inx30in modular Unit	--	--	--
3rd	3062	MB RT	LE183	5' CLASS 11A (Esco Master Mix hood)	ESCO	--	--
3rd	3062	Reagent Prep	--	-20 DEG Freezer	Kenmore	--	--
3rd	3062	Reagent Prep	--	4 DEG Refrigerator	Kenmore	--	--
3rd	3062	Reagent Prep	--	Build-in flammable cabinet
3rd	3062	Reagent Prep	--	build-in chemical cabinet
3rd	3064	Cryo Frz	LE19	-80 Freezer #1	Panasonic	MDF-U76VA	12077N0043
3rd	3064	Cryo Frz	--	Lab Bench, 5ft, w/ shelf	--	--	--
3rd	3064	Cryo Frz	LE76	-80 Freezer #2	Panasonic	MDF-U76VA	15107N0260
3rd	3064	Cryo Frz	--	Lab Bench, 4ft, w/ shelf	--	--	--
3rd	3064	Cryo Frz	--	Lab Table, 4ft
3rd	3064	Cryo Frz	LE455	LN2 dewar
3rd	3068	Cryo Frz	LE255	LN2 Sample CryoStorage Unit	Worthington	24K-CS200	30876
3rd	3071			Lab bench 4ft x 3ft
3rd	3073		LE401	BSC	Baker	Steril Gard
3rd	3073		LE400	BSC	Baker	Steril Gard
3rd	3073			6ft portable lab bench with shelves
3rd	3076	MB Post Amp	N/A	-20 DEG Freezer	Kenmore	--	--
3rd	3076	MB Post Amp	N/A	-20 DEG Freezer	Kenmore	--	--
3rd	3076	MB Post Amp	N/A	-20 DEG Freezer	Semons	--	--
3rd	3076	MB Post Amp	N/A	-20 DEG Freezer	Semons	--	--
3rd	3076	MB Post Amp	N/A	Skinny Freezer -20C
3rd	3076	MB Post Amp	N/A	Skinny Fridge 4C
3rd	3076	MB Post Amp	N/A	Small -20 Freezer
3rd	3076	MB Post Amp		Fume Hood
3rd	3080	TS SOLV	QTY 2	FLAM CAB
3rd	3081	Rad Lab - Hot	ATRC 0781	4' BSC - Class II B2	Baker Company	BioChemGard; BCG401	137304
3rd	3081	Rad Lab - Hot	ATRC 0757	4ft BSC- class 2	Baker Company	SterilGard III Advance; Model: SG 403	69151
3rd	3082		LE276	Panasonic -80C (Mouse tissues)
3rd	3083	TM-MB ASSAY LAB		DD DELI	Fisher	Fisher Isotemp GTFBG45CPLA	300404420
3rd	3083	TM-MB ASSAY LAB		-20 Freezer	American Biotech Supply	ABT-HC-MFP-20	ABS-21056829-2111
3rd	3083	TM-MB ASSAY LAB		-80 Freezer	Thermo Fisher Scientific	Thermo Fisher Scientific TSX Series TSX60086A	1124365701211023
3rd	3084		ATRC0918	DD DELI
3rd	3084		ATRC0917	DD DELI
3rd	3084		NA	Combo freezer/fridge	kenmore
3rd	3084		NA	Combo freezer/fridge	kenmore
3rd	3084	Trans Sci	NA	Accucold Pharmaceutical Storage 4 degree	Accucold
4th	4059	ProtEng Yeast	LE306	MPR-715F combo Lab fridge/freezer	PHCBI	MPR-715F Combo	18039030
4th	4059	ProtEng Yeast	LE416	4' BSC	Esco	Labculture Reliant Gen 2E Class II Type A2 BSC	2020-150474
4th	4059	ProtEng Yeast	LE453	4C Deli Fridge	PHCBI	MPR-1412-PA	21010005
4th	4061	MB HELPER	ATRC 0922	4 DEG/-20 DEG	Panasonic
4th	4062	MB SELECTION	LE267	4 DEG/-20 DEG
4th	4062	MB SELECTION	N/A	Ice Maker
4th	4064	GLASSWASH	LE18	Ice Maker	Hoshizaki	F-330BAH Cubelet Ice Maker
4th	4064	GLASSWASH	BROKEN	Autoclave	Steris
4th	4067	E coli	NA	Lab Table
4th	4067	E coli	NA	Lab Table
4th	4068	Media Prep	LE268	Milli-Q Integral 15 system	Millipore	MiiliQ Integral 15 System

3rd	4071	outside of Upstream	LE262	Panasonic Narrower -80 freezer	Panasonic	MDF-U33V-PA Ultra Low Temp Freezer
4th	4074	ProtEng Upstream	LE391	Deli Fridge double doors	PHCbi
4th	4074	ProtEng Upstream	LE237	PO 4655 Class II Type A2 BSC	NuAire	NU-543-400 Nuaire	176565101216
4th	4074	ProtEng Upstream	LE307	4' BSC II-A2	ESCO	Class II BSC AC2-4s9	2018-125621
4th	4074	ProtEng Upstream	NA	-20 DEG	Kenmore	white-box type	WB23250682
4th	4074	ProtEng Upstream	NA	4 DEG	Kenmore	white-box type	WA40602545
4th	4074	ProtEng Upstream	LE364	6' CLASS IIA	ESCO	LA2-6A2-E-PORT	2019-140072
4th	4074	ProtEng Upstream	LE448	4' BSC II-A2 #2	ESCO	ESCO LA2-4A2-E-PORT-AF	2020-158843
4th	4074	ProtEng Upstream	LE451	6' BSC II-A2 #2	ESCO	ESCO LA2-6A2-E-PORT-AF	2020-159883
4th	4074	ProtEng Upstream	LE269	Pharmaceutical Refrigerator	Panasonic	MPR-721-PA	17020067
4th	4075	Tissue Culture		4 DEG	Kenmore		253.6072201
4th	4075	Tissue Culture		4 DEG	Kenmore		253.6072201
4th	4075	Tissue Culture		-20 DEG	Kenmore	253.2104241
4th	4075	Tissue Culture	LE333	4' TYPE II-A2 BSC	BAKER
4th	4075	Tissue Culture		Baker SterilGARD eIII (4ft)	BAKER
4th	4075	Tissue Culture	LE460	4' TYPE II-A2 BSC	BAKER
4th	4075	Tissue Culture	LE462	4' TYPE II-A2 BSC	BAKER
4th	4076	Corridor		-20 DEG AT043686	Kenmore	253.2104241
4th	4076	Corridor	LE329	-80 DEG Freezer ("Clinical") AT019126	ThermoScientific	TSX60086A	1119686801190120
4th	4076	Corridor	LE343	-80 DEG Freezer AT043687	ThermoScientific	TSX60086A
4th	4077	SHARED TC		-20 Freezer Combo	Kenmore
4th	4078	Ab Inventory	no tag	PO 31274 Danby Designer 4.4 Cubic Feet Compact Refrigerator
4th	4079	Target ID		Deli Fridge #1	PHCBI	MPR-1412-PA	19040042
4th	4079	Target ID	LE347	Deli Fridge #5	PHCBI
4th	4079	Target ID		-20C Freezer	Kenmore		WB45127105
4th	4079	Target ID		-20C Freezer	Frigidaire		WB91563159
4th	4080	Ab Inventory	LE447	4' BSC	ESCO	ESCO LA2-4A2-E-PORT-AF	2020-158842
4th	4080	invitro	LE337	Panasonic double door deli fridge	Panasonic		MPR-1411-PA
4th	4080	invitro		Panasonic double door deli fridge	Panasonic		MPR-1411-PA
4th	4080	invitro		4 DEG Fridge (this was shared between Target ID and Trans Sci)	Kenmore		253.6072201
4th	4080	invitro		-20 DEG Freezer	Kenmore		253.2104241
4th	4081	ProtEng Downstream	LE310	-80 DEG	Panasonic	MDF-U76VA-PA	17087No274
4th	4081	ProtEng Downstream	LE113	-20 DEG	Kenmore	Kenmore 21 cu ft
4th	4081	ProtEng Downstream	LE359	DD DELI	PHCBI	MPR-1412-PA	19040044
4th	4081	ProtEng Downstream	LE286	4' BSC	Nuair	4'	1.18639E+11
4th	4081	ProtEng Downstream	N/A	PO 14591 DD DELI	PHCBI	MPR-1412-PA
4th	4081	ProtEng Downstream	LE486	Water filter: Sartorius arium comfort	Sartorius	arium comfort
4th	4082	Epitope ID	LE273	double door deli fridge	Panasonic		along wall w/Akta inside
4th	4082	Epitope ID	LE469	Combo 4C fridge and -30C freezer	PHC	MPR-715F-PA
4th	4082	Epitope ID	LE470	Freezer -80C	PHC	MDF-U76VA-PA
3rd	3060A	CB Facs TC	LE07	4' BSC	Baker	Baker, SteriGARD 404
3rd	3060A	CB Facs TC	LE250	6' BSC CLASS 11A	Baker	Baker
3rd	3060A	CB Facs TC	878	4 DEG	Whirlpool	Wrhirlpool - Fridge
3rd	3060A	CB Facs TC	NA	-20 DEG (small)	Kenmore	Kenmore
3rd	3060A	CB Facs TC	LE216	Lab Bench
3rd	3061A	MB RT	--	-20 DEG Freezer	Kenmore	--	--
3rd	3061A	MB RT	--	-20 DEG Freezer	Kenmore	--	--
3rd	3061A	MB RT	--	-20 DEG for cDNA/RT plate storage (IRC)	Kenmore	255.2970201	BLR2127118920286
3rd	3084A	Epitope ID	LE449	4' BSC		ESCO LA2-4A2-E-PORT-AF	2020-158844
3rd	3084A	Trans Sci	ATRC 0964	Black freezer/fridge combo	Kenmore

3rd	3084A	Trans Sci	ATRC 0957	White freezer/fridge combo	kenmore
3rd	3084A	Trans Sci	LE488	Arium advance	Sartorius	(needs new tank)
3rd	3068	Utility Room		LN2 distribution manifold	Concoa	5771113-01-100	20C16RPT
3rd	3068	Utility Room		CO2 distribution manifold	Praxair	Prospec PRS9000
3rd	3068	Utility Room		Compressed air system with pressure vessel and air dryer	Atlas Copco	ZT 15	API796795
3rd	3068	Utility Room		House vacuum system	Atlas Copco	GVS 300A	36940
3rd	3068	Utility Room		Nitrogen charged pre-action fire suppression system	South-Tek Systems	Fireflex N2-Blast
3rd & 4th	N/A			Office workstations - approximatley 151
3rd & 4th	N/A			Office chairs - approximatley 465
3rd & 4th	N/A			Lab benches - approximatley X
3rd & 4th				Furniture in conference rooms - approximately 23
3rd & 4th	N/A			Whiteboards - approximatley 67
3rd & 4th				TVs - approximatley 30
3rd & 4th	N/A			Miscelanous office furniutre in soft seating and collaboration areas
3rd & 4th				Lab charis - approximatley 160
3rd & 4th	4084			Lab workstations/benches - approximatley 260
4th	4084			All shades @ exterior perimeter windows
3rd	3086			All shades @ exterior perimeter windows
4th	N/A			Hoshizaki F-330BAH Ice flaker w/H9320-1 filter
3rd	N/A			Hoshizaki Modular Air-cooled Ice flaks
4th	N/A			Ice Machine (Hoshizaki lab grade)
3rd	3068			Freezer Ultra Low Temp	Stirling
3rd & 4th				All conference room AV equipment
3rd & 4th				Wireless Meraki Access Points - installed
3rd & 4th				Monitor arms and port replicators
3rd & 4th				Monitors attached to monitor arms
3rd & 4th				Polycoms in conf rooms
3rd	3060	CB Facs Core	LE81	micro-centrifuge	Eppendorf	Eppendorf, 5418
4th	4059	ProtEng Yeast	NA	Static non-CO2 incubator	VWR	89511-418 (Grav Conv 2.6 CF) Type Code: 51030015	42335717
4th	4081	ProtEng Downstream		iBind	Invitrogen
4th	4081	ProtEng Downstream		iBindFlex	Invitrogen
3rd	3083A	TM-MB ASSAY LAB		Digital Microscope Slide Scanner	Leica	Aperio AT2	7838